PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
COMMON SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [            ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES A PREFERRED SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [            ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES B PREFERRED SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [            ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES C PREFERRED SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [             ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES D PREFERRED SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [             ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Go to website www.[        ].com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.

2)    Call [         ]

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the proxy card below.

3)    Sign and date the proxy card.

4)    Return the proxy card in the envelope provided.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE GABELLI DIVIDEND & INCOME TRUST
SERIES E PREFERRED SHAREHOLDER
	Proposal – The Board of Directors recommends a vote FOR the Proposal.		For	Against	Abstain
1.	To consider and vote upon a proposal to contribute approximately $100 million of the Fund’s assets to The Gabelli Global Small and Mid Cap Value Trust, a newly-organized, diversified, closed-end management investment company, and to distribute to the Fund’s common shareholders, in the form of a dividend, common shares of The Gabelli Global Small and Mid Cap Value Trust.		☐	☐	☐

Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement is available at www.[         ].com

♦ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ♦

–  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  –  –  –  –  –   –  –  –  –  –  –  –  –  –  ––  –  –  –   –  –  –  –

THE GABELLI DIVIDEND & INCOME TRUST

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on [        ], [             ], 2013, at [            ], and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.